FORM A

                 STATEMENT REGARDING THE ACQUISITION OF CONTROL
                      OF OR MERGER WITH A DOMESTIC INSURER

                       Health Insurance of Vermont, Inc.

                                       By

                        Penn Treaty American Corporation

                 Filed with the Insurance Department of Vermont

                              Dated: June 11, 1996


                               TABLE OF CONTENTS

  Form A    -   Statement Regarding the Acquisition of Control of or Merger
                with a Domestic Insurer; Health Insurance of Vermont, Inc. by
                Penn Treaty American Corporation (June 11, 1996)

Exhibits

    I. Penn Treaty American Corporation & Health Insurance of Vermont, Inc. Proxy Statement/Prospectus (June 10, 1996)

    II. Form 10-K - 1995 Annual Report pursuant to Sections 13 and 15(d) of Securities Exchange Act of 1934 filed with Securities and Exchange Commission by Penn Treaty American Corp.

   III.         Penn Treaty Form 10K - (1994)

   IV.          Penn Treaty Form 10K - (1993)

    V.          Penn Treaty Form 10K - (1992)

   VI.          Penn Treaty Form 10K - (1991)

   VII.         (a)   Form 8-K - Agreement Plan and Merger as of March 15,
                      1996
                (b)   8-A for Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or (g) of the Securities the Securities Exchange Act of 1984
                (c)   8-K/A Amendment No. 1 to Agreement and Plan of Merger
                      Form A

  VIII.         Identity and Background of Individuals Associated With the
                Applicant

   IX. Additional Information Requested By Deputy Commissioner by letter dated May 13, 1996


                                     FORM A

                 STATEMENT REGARDING THE ACQUISITION OF CONTROL
                      OF OR MERGER WITH A DOMESTIC INSURER

                       Health Insurance of Vermont, Inc.

                                       By

                        Penn Treaty American Corporation

                 Filed with the Insurance Department of Vermont

                              Dated: June 11, 1996

     Name, Title and Address and Telephone Number of Officer to Whom Notices and Correspondence Concerning This Statement Should be Addressed:

     A. J. Carden, Executive Vice President
     Penn Treaty American Corporation
     3440 Lehigh Street
     Allentown, PA 18103
     (610)965-2222


     Item 1. Insurer and Method of Acquisition

     Pursuant to the terms and conditions of a certain Merger Agreement dated as of March 15, 1996, Health Insurance of Vermont, Inc., a Vermont corporation ("HIVT"), will be acquired by Penn Treaty American Corporation ("Penn Treaty"), a Pennsylvania insurance holding company.

     As outlined in on pages 24-25 of the Penn Treaty/HIVT Proxy Statement/Prospectus (June 10, 1996) (hereinafter referred to as "Proxy" or "Exhibit I"), Penn Treaty will form a wholly-owned Vermont domestic insurance company that will merger into HIVT. On June 6, 1996, Penn Treaty filed with the Department of Banking, Insurance & Securities a Petition for a Certificate of Public Good and Articles of Incorporation for Mayfly Insurance, Inc. ("Merger Sub"). Under the plan of incorporation, Merger Sub will issue one share of stock, with no par value, to Penn Treaty.

     Penn Treaty will merge Merger Sub into HIVT by converting its single share of stock into HIVT securities. Subsequently, HIVT shares will be exchanged for shares of Penn Treaty (80%) and cash (20%). As a result of the share exchange, HIVT will be a wholly-owned subsidiary of Penn Treaty.

     Item 2. Identity and Background of the Applicant

     (a) Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, Pennsylvania.

     (b) A description of the nature of Penn Treaty's business operations and the business intended to be done are described in Exhibit I, pages 6-7, and also described in Exhibit II (1995 Form 10-K at pages 6-31.

     (c) Identities of interrelationships among the applicant and its affiliates are fully described in Exhibit II (Form 10-K 1995).

     Item  3.  Identity  and  Background  of  Individuals  Associated  With  the
     Applicant

     (a) Penn Treaty is primarily engaged in developing and marketing long- term care nursing home and home health insurance products.

     (b) Biographical information pertaining to all persons who are directors, executive officers or owners of more than 10% of the voting securities of Penn Treaty are attached in Exhibit VIII.

     Item 4. Nature, Source and Amount of Consideration

     (a) (b) (c) Information relating to the nature, source and amount of funds or other consideration used to complete the transaction, as well as criteria used in determining the nature and amount of consideration are fully described in Exhibit I at pages 24-33.

     Item 5. Future Plans for Insurer

     HIVT will maintain its independent existence following acquisition by Penn Treaty. HIVT will continue to market guarantied renewable disability income insurance written on an individual basis, and will continue its focus on the marketing of competitive, quality disability insurance in those forty-six states (and the District of Columbia) in which it is licensed.

     HIVT will be wholly-owned by Penn Treaty, which also owns two other insurance companies. Those insurance companies do not write the same products as HIVT, and the transaction will therefore have no competitive effect.

     Penn Treaty has no plans or proposals to liquidate HIVT, sell its assets or consolidate or merge it with any other entity or to make any material change in its business, corporate structure or management.

     Item 6. Voting Securities to Be Acquired

     Information relating to the number of HIVT voting securities to be acquired by Penn Treaty and the other terms of the transaction are fully described in Exhibit I at pages 7-8 and 25-33. The Merger Agreement is set forth in full on pages 38-44.

     HIVT retained Advest, Inc. as its financial advisor. A complete description of the methodologies used by Advest in determining that the transaction will be fair to the shareholders of HIVT is set forth in Exhibit I at pages 28-30 and appendix II. Advest utilized comparable company analysis, comparable transaction analysis, liquidation value, and the comparison of other bids in reaching its opinion. The fairness opinion itself is attached as Appendix II to the S-4.

     Item 7. Ownership of Voting Securities

     Information relating to the amount and class of shares of HIVT beneficially owned is fully described in Exhibit I at pages 8, 12-13, 20-21, and 25-33 of the Proxy. Also see pages 38-44 setting forth the full text of the Merger Agreement.

     Item 8. Contracts, Arrangements or Understandings with Respect to Voting Securities of the Insurer

     There are no contracts, arrangements or understandings with respect to any voting security of HIVT in which Penn Treaty, its affiliates, or any persons described in Item 3 is involved.

     Item 9. Recent Purchases of Voting Securities

     There have been no purchases of any HIVT voting securities during the last twelve calendar months made by Penn Treaty, its affiliates, officers, directors, or shareholders holding more than 10% of Penn Treaty.

     Other than the transaction reflected in the Merger Agreement and Proxy, there have been no other tender offers for, requests or invitations for tender offers of, exchange offers for, or agreements to acquire or exchange any securities of HIVT.

     Item 10. Recent Recommendations to Purchase

     Other than the transaction reflected in the Merger Agreement set forth in Proxy, there have been no recommendations to purchase made to Penn Treaty, its affiliates, or any officer, director, or 10% holder thereof, for securities of HIVT in the last twelve months.

     Item 11. Agreements with Broker-Dealers

     Penn Treaty has not entered into any agreement, contract or understanding with any broker/dealer as to the solicitation of securities of HIVT, thus there are no related fees, commissions or other compensation to be paid by Penn Treaty to any third party in connection with this transaction.

     Item 12. Financial Statements and Exhibits

     Financial statements are attached as follows:

        Exhibit II    Penn Treaty Form 10K - (1995)
        Exhibit III   Penn Treaty Form 10K - (1994)
        Exhibit IV    Penn Treaty Form 10K - (1993)
        Exhibit V     Penn Treaty Form 10K - (1992)
        Exhibit VI    Penn Treaty Form 10K - (1991)

     Item 13. Signature and Certification



                                   SIGNATURE

     Pursuant to the requirements of 8 V.S.A. [SECTION] 3683 and Regulation 71-2, Penn Treaty American Corporation has caused this application to be duly signed on its behalf in the City of Allentown and Commonwealth of Pennsylvania, on the 10th day of June 1996.


                                      PENN TREATY AMERICAN CORPORATION

                                      By  /s/ A. J. CARDIN
                                          --------------------------------------
                                          A. J. Cardin, Executive Vice President

Attest:


/s/  Michael Grill
- ------------------------------
(Signature of Officer)

Treasurer
- ------------------------------
(Title)



                                 CERTIFICATION

     The undersigned deposes and says that he has duly executed the attached application dated June 10, 1996, for and on behalf of Penn Treaty American Corporation; that he is the Executive Vice President of such company, and that he is authorized to execute and file such instrument. Deponent further says that he is familiar with such instrument and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.


                                          /s/ A. J. CARDIN
                                          --------------------------------------
                                          A. J. Cardin, Executive Vice President